Exhibit 10.3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is made and entered into as of February 6, 2025, by and between Fresh Vine Wine, Inc. (the “Pledgor”) and MERCER STREET GLOBAL OPPORTUNITY FUND, LLC; C/M CAPITAL MASTER FUND, LP; and WVP EMERGING MANAGER ONSHORE FUND, LLC – C/M CAPITAL SERIES, each located at 1111 Brickell Avenue, Suite 2920, Miami, FL 33131 (each a “Pledgee” and together, the “Pledgees”).

WHEREAS, the Pledgor has entered into a securities purchase agreement, dated as of the date hereof (the “Securities Purchase Agreement”), with the Pledgees, pursuant to which the Company agreed to sell up to an aggregate principal amount of $$3,300,000 of secured original issue discount notes (each, a “Secured Note” and together, the “Secured Notes”). Terms not otherwise defined herein shall be as defined in the Securities Purchase Agreement and the Secured Note;

WHEREAS, Pledgor has agreed to grant to the Pledgees a security interest upon the Collateral herein described to secure the payment of the Secured Notes; and

WHEREAS, each Pledgee has made a loan to Pledgor, pursuant to a Secured Note of even date herewith.

NOW, THEREFORE, the parties hereby agree as follows:

1.       Pledgor hereby grants to Pledgees a security interest in all of Pledgor’s accounts and notes receivable that are owing to Pledgor by Amaze Software, Inc., whether now existing or hereafter acquired, together with all proceeds therefrom and all rights and privileges incident thereto and including, but not limited to, all amounts owing to Pledgor under that certain Forgivable Promissory Note dated October 28, 2024, between Pledgor, as lender, and Amaze Software, Inc., as borrower, in the original principal amount of up to $3,500,000 (hereinafter the “Collateral”).

2.       The security interest herein granted secures the payment and performance of the Secured Notes (the “Secured Obligations”).

3.       Pledgor has title to and will at all times keep the Collateral free of all liens and encumbrances, excluding (i) the security interests created hereby; and (ii) those certain senior liens in Pledgor’s assets in favor of EROP Enterprises, Inc. and DAPCAP, LLC; and has full power and authority to execute this Pledge Agreement, to perform Pledgor's obligations hereunder and to subject the Collateral to the security interest created hereby.

4.       Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate assignment or other documents of transfer, if required by the Pledgee, and will at any time or times hereafter perform such other acts as each Pledgee may request to establish, maintain, perfect and enforce the Pledgee's security interest in the Collateral and rights under this Agreement.

5.       Whenever an Event of Default shall exist, the Pledgee may, at its option without demand or notice, declare all or any part of the Secured Obligations immediately due and payable and the Pledgee may exercise, in addition to the rights and remedies granted hereby, all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law, including the right to exercise all voting and other rights as a holder of the Collateral.

6.       This Agreement shall be governed by the laws of the State of Nevada and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in such state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect any other provisions or applications that can be given effect and this Agreement shall be construed as if the unlawful or unenforceable application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement in the creation and payment of the Secured Obligations.

7.       The Pledgor (i) consents to the jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the undersigned in connection with this Agreement may be venued in either the state or federal courts located in Hennepin County, Minnesota, and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

PLEDGOR:

Fresh Vine Wine, Inc.

By: /s/ Michael Pruitt

Michael Pruitt

Its Chief Executive Officer

PLEDGEE:

Mercer Street Global Opportunity Fund, LLC

By: /s/ Jonathan Juchno

Jonathan Juchno

Its:       Authorized Signatory

C/M Capital Master Fund, LP

By: /s/ Jonathan Juchno

Jonathan Juchno

Its:       General Partner

WVP Emerging Manager Onshore Fund, LLC – C/M Capital Series

By: /s/ Jonathan Juchno

Jonathan Juchno

Its:       General Partner